Exhibit 10.3

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of March_14, 2016, by VERMILLION, INC. (the “Grantor”), in favor of STATE OF CONNECTICUT, acting by and through its DEPARTMENT OF ECONOMIC AND COMMUNITY DEVELOPMENT, (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Secured Party has agreed to extend to Grantor certain financial assistance in the form of a loan in an amount not to exceed FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00), the terms of which are contained in that certain Assistance Agreement, Security Agreement, and other loan documents, dated of even date hereof (collectively the  “Loan Documents”); and

WHEREAS, pursuant to those Loan Documents, the Grantor is required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the foregoing and to induce the Lender, for the benefit of the Secured Party, to enter into the Assistance Agreement, the Grantor hereby agrees with the Secured Party as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, defined terms used herein shall have the meaning given to them in the Loan Documents.

SECTION 2. Grant of Security Interest in Patent Collateral. The Grantor hereby pledges and grants to the Secured Party a lien on and security interest in and to all of its right, title and interest in, to and under all the following collateral of the Grantor:

(a)All the patents of the Grantor as listed on Schedule A attached hereto (collectively the “Patents”).

SECTION 3. The Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Secured Party pursuant to the Security Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Secured Party shall otherwise determine.

Notwithstanding any requirements of the Security Agreement to the contrary, Grantor shall have the right to discontinue certain Patents by not filing the required patent maintenance fees, or otherwise discontinue, with the USPTO in the ordinary course of Grantor’s business, if Grantor has reasonably deemed those certain Patents to be obsolete. Grantor shall give Secured Party written notice of their intent not to maintain a given Patent within thirty (30) days of the given patent maintenance fee due date with an explanation of why said Patent has become obsolete.

SECTION 4. Termination. Upon the termination of the Security Agreement in accordance thereof, the Secured Party shall, at the expense of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the lien on and security interest in the Patents under this Patent Security Agreement and any other documents required to evidence the termination of the Secured Party’s interest in the Patents.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

GRANTOR

VERMILLION, INC.

BY_/s/ Valerie B. Palmieri ________

Valerie B. Palmieri

President and CEO, Duly Authorized

Dated:  3/14/16_________________

 STATE OF CONNECTICUT

DEPARTMENT OF ECONOMIC

AND COMMUNITY DEVELOPMENT

By:  /s/ Catherine H. Smith      ____ _

Name:Catherine H. Smith

Title:Commissioner

Duly Authorized

Dated:  3/22/16_________________

Schedule A

Patents

COUNTRY	STATUS	TITLE	APPLICATION #	DATE FILED	PATENT #	TIER	NOTES
Australia	Issued	OVARIAN CANCER BIOMARKERS	2006261904	Jun 23, 2006	2006261904	1	OVA1
Australia	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	2012220896	Feb 14, 2012		1	OVA2
Australia	Pending	OVARIAN CANCER BIOMARKERS	2015210343	Jun 23, 2006		1	OVA1/2
Australia	Issued	OVARIAN CANCER BIOMARKERS	2012216473	Jun 23, 2006	2012216473	2	ApoA1, HE4, transthyretin
Australia	Pending	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	2011316844	Oct 21, 2011		1	OVA1
Brazil	Published	PREDICTIVE MARKERS FOR OVARIAN CANCER	PI0813002.7	Jun 30, 2008		1	Correlogic
Canada	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	2,828,119	Feb 14, 2012		2	Correlogic
Canada	Pending	BIOMARKERS FOR OVARIAN CANCER	2,611,173	Jun 23, 2006		2	Correlogic
Canada	Pending	PREDICTIVE MARKERS FOR OVARIAN CANCER	2,691,980	Jun 30, 2008		2	Correlogic
Canada	Pending	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	2,818,593	Oct 21, 2011		1	OVA1
China	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	201280010293.0	Feb 14, 2012		2	Correlogic
European Patent Office	Issued	BIOMARKERS FOR OVARIAN CANCER	06773938.3	Jun 23, 2006	1910821	2	Hepcidin
European Patent Office	Pending	OVARIAN CANCER BIOMARKERS	15173589.1	Jun 23, 2006		1	OVA1
European Patent Office	Pending	PREDICTIVE MARKERS FOR OVARIAN CANCER	13170474.4	Jun 30, 2008		2	Correlogic

European Patent Office	Published	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	12749936.6	Feb 14, 2012		2	Correlogic
European Patent Office	Published	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	11835211.1	Oct 21, 2011		1	OVA1
France	Issued	BIOMARKERS FOR OVARIAN CANCER	06773938.3	Jun 23, 2006	8465929	3	ApoC1
France	Issued	BIOMARKERS FOR THE DETECTION OF EARLY STAGE OVARIAN CANCER	08843957.5	Oct 29, 2008	7395160	3	CTAP3, ApoA1, CA125, Transthyretin
Germany	Issued	BIOMARKERS FOR OVARIAN CANCER	06773938.3	Jun 23, 2006	8206934	3	ApoC1
Germany	Issued	BIOMARKERS FOR THE DETECTION OF EARLY STAGE OVARIAN CANCER	08843957.5	Oct 29, 2008	1262202	3	CTAP3, ApoA1, CA125, Transthyretin
Germany	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	1120120009908	Feb 14, 2012		2	Correlogic
Hong Kong	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	14108246.9	Aug 12, 2014		2	Correlogic
India	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	7669/CHENP/2013	Feb 14, 2012		2	Correlogic
India	Pending	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	3989/CHENP/2013	Oct 21, 2011		1	OVA1
India	Published	PREDICTIVE MARKERS FOR OVARIAN CANCER	00556/DELNP/2010	Jan 25, 2010		2	Correlogic
India	Published	PROCESS FOR DISCRIMINATING BETWEEN BIOLOGICAL STATES BASED ON HIDDEN PATTERNS FROM BIOLOGICAL DATA	3847/KOLNP/2009	Nov 5, 2009		4	Non-ovarian

Japan	Issued	PROCESS FOR DISCRIMINATING BETWEEN BIOLOGICAL STATES BASED ON HIDDEN PATTERNS FROM BIOLOGICAL DATA	2002-512687	Jul 18, 2001	6925389	4	Non-ovarian
Japan	Pending	BIOMARKERS FOR OVARIAN CANCER	2014-247178	Jun 23, 2006		1	OVA1
Japan	Pending	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	2013-535113	Oct 21, 2011		1	OVA1
Japan	Abandoned	BIOMARKERS FOR OVARIAN CANCER	2008-518478	Jun 23, 2006		3	Calgranulin C, Transthyretin
New Zealand	Pending	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	707493	Oct 21, 2011		1	OVA1
Republic of Korea	Published	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	10-2013-7025094	Feb 14, 2012		2	Correlogic
United Kingdom	Issued	BIOMARKERS FOR OVARIAN CANCER	06773938.3	Jun 23, 2006	2220506	3	ApoC1
United Kingdom	Issued	BIOMARKERS FOR THE DETECTION OF EARLY STAGE OVARIAN CANCER	08843957.5	Oct 29, 2008	8664358	3	CTAP3, ApoA1, CA125, Transthyretin
United Kingdom	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	13162227	Feb 14, 2012		2	Correlogic
United States of America	Issued	BIOMARKERS FOR OVARIAN CANCER	12/079,592	Mar 27, 2008	8221984	3	sMAP
United States of America	Issued	BIOMARKERS FOR OVARIAN CANCER	11/922,652	Dec 15, 2009	2220506	3	Calcyclin; Calgranulin C; Hepcidin
United States of America	Issued	HEURISTIC METHOD OF CLASSIFICATION	09/883,196	Jun 19, 2001	7761239	4	Non-ovarian
United States of America	Issued	HEURISTIC METHOD OF CLASSIFICATION	11/735,028	Apr 13, 2007	5246984	4	Non-ovarian

United States of America	Issued	METHOD OF DIAGNOSING BIOLOGICAL STATES THROUGH THE USE OF A CENTRALIZED, ADAPTIVE MODEL, AND REMOTE SAMPLE PROCESSING	11/008,784	Dec 10, 2004	7096206	4	Non-ovarian
United States of America	Issued	METHODS FOR DIAGNOSING OVARIAN CANCER	12/584,832	Sep 11, 2009	7499891	3	Protein C inhibitor
United States of America	Issued	PREDICTIVE MARKERS FOR OVARIAN CANCER	12/165,240	Jun 30, 2008	8664358	2	ApoA1, CA125, + non OVA1/2 marker
United States of America	Issued	PROCESS FOR DISCRIMINATING BETWEEN BIOLOGICAL STATES BASED ON HIDDEN PATTERNS FROM BIOLOGICAL DATA	09/906,661	Jul 18, 2001	6925389	4	Non-ovarian
United States of America	Issued	QUALITY ASSURANCE/QUALITY CONTROL FOR ELECTROSPRAY IONIZATION PROCESSES	10/628,136	Jul 28, 2003	7395160	4	Non-ovarian
United States of America	Issued	PREDICTIVE MARKERS FOR OVARIAN CANCER	14/172,237	Feb 4, 2014	92741118	2	Correlogic
United States of America	Pending	BIOMARKER PANELS, DIAGNOSTIC METHODS AND TEST KITS FOR OVARIAN CANCER	14/099,522	Dec 6, 2013		2	Correlogic
United States of America	Pending	BIOMARKERS FOR BREAST CANCER	11/917,766	Dec 28, 2009		4	Non-ovarian (Breast)
United States of America	Pending	BIOMARKERS FOR OVARIAN CANCER	13/916,421	Jun 12, 2013		2	HE4, B2M, CA125, Transferrin, Transthyretin
United States of America	Pending	BIOMARKERS FOR THE DETECTION OF EARLY STAGE OVARIAN CANCER	13/909,022	Jun 3, 2013		3	CTAP3, ApoA1, CA125, Transferrin, Transthyretin
United States of America	Pending	PREDICTIVE MARKERS AND BIOMARKER PANELS FOR OVARIAN CANCER	14/465,682	Aug 21, 2014		2	Correlogic

United States of America	Pending	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	14/073,668	Nov 6, 2013	1	OVA1
United States of America	Published	OVARIAN CANCER BIOMARKERS	11/922,621	Apr 13, 2010	1	OVA1
United States of America	Published	PROGNOSTIC BIOMARKERS IN PATIENTS WITH OVARIAN CANCER	12/422,530	Apr 13, 2009	1	OVA1